UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

Schedule 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.          )

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

RELATIVITY ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

___________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RELATIVITY ACQUISITION CORP.
c/o 3753 Howard Hughes Pkwy
Suite 200
Las Vegas, NV 89169

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF RELATIVITY ACQUISITION CORP.:

You are cordially invited to attend the special meeting of stockholders (the “Meeting”), of Relativity Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at 10:00 a.m. Eastern time on February 13, 2024.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting https://www.cstproxy.com/relativityacquisition/2024.

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated January 31, 2024, and is first being mailed to stockholders of the Company on or about that date. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s third amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Second Extension Amendment” and such proposal, the “Second Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on February 15, 2022 (the “IPO”), from February 15, 2024 to February 15, 2025 (the “Second Extension”, and such later date, the “Second Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”);

2)      a proposal to amend the Company’s investment management trust agreement, dated as of February 10, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to permit the Trustee to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”); and

3)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Second Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Proposals is more fully described in the accompanying Proxy Statement.

The purpose of the Second Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.

On February 13, 2023, the Company entered into the Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “SVES Business Combination Agreement”) by and among (i) the Company (ii) Relativity Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Relativity

(“Pubco”), (iii) Relativity Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (the “Merger Sub”), (iv) SVES GO, LLC, a Florida limited liability company, SVES LLC, a Florida limited liability company, SVES CP LLC, a Florida limited liability company and SVES Apparel LLC, a Florida limited liability company (collectively, the “Operating Companies” or “SVES”), (v) SVGO LLC, ESGO LLC, SV Apparel LLC, and ES Business Consulting LLC (each a “Seller”), (vi) Timothy J. Fullum and Salomon Murciano, (vii) Relativity Acquisition Sponsor LLC (the “Sponsor” or the “Purchaser Representative”) and (viii) Timothy J. Fullum (the “Seller Representative”). SVES is a key intermediary connecting full-price fashion brands with off-price retailers that are able to sell inventory that would otherwise be sold or disposed of by full-price brands at a significant loss.

At the closing of the transactions contemplated by the SVES Business Combination Agreement (the “Closing” and such transactions, the “SVES Business Combination”), in accordance with the DGCL, (a) the Merger Sub will merge with and into the Company, with the Company surviving the SVES Business Combination as a wholly-owned subsidiary of Pubco, and (b) each Seller will contribute all of its ownership interest in each Operating Company to Pubco in exchange for aggregate consideration in the amount of $632,000,000, to be paid in the common stock of Pubco valued at $10.00 per share of common stock. At the Closing, each Public Warrant will be converted into one Pubco public warrant and each Private Placement Warrant will be converted into one Pubco private warrant, in each case with such Pubco warrant having substantially the same terms and conditions as set forth in the respective Company warrants, except that in each case they will represent the right to acquire shares of Pubco common stock in lieu of shares of Class A common stock.

For additional information about the SVES Business Combination Agreement and the SVES Business Combination, please see the Company’s Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on December 15, 2022, May 16, 2023 and July 27, 2023, respectively.

On January 12, 2023, the Company received a determination letter (the “Determination Letter”) from the Nasdaq Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with the continued listing requirements of the Nasdaq Listing Rules (the “Listing Rules”) set forth in (i) Listing Rule 5450(b)(2)(A), requiring a minimum of $50 million Market Value of Listed Securities (as defined in the Listing Rules), (ii) Listing Rule 5450(b)(2)(B), requiring a minimum 1,100,000 Publicly Held Shares (as defined in the Listing Rules), and (iii) Listing Rule 5450(b)(2)(C), requiring a minimum of $15 million in Market Value of Publicly Held Shares (as defined in the Listing Rules). In addition, the Determination Letter stated that the Company did not comply with either of the alternative requirements for continued listing on The Nasdaq Global Market under Listing Rules 5450(b)(1) or 5450(b)(3), or the requirements for continued listing on The Nasdaq Capital Market under Listing Rule 5550. The Determination Letter also indicated that the Staff had concerns that the Company may no longer comply with the minimum 400 Total Holders (as defined in the Listing Rules) requirement of Listing Rule 5450(a)(2) due to the substantial number of stockholder redemptions and low number of shares remaining outstanding. Additionally, the Determination Letter indicated that, while companies are normally afforded compliance periods or the ability to submit a plan of compliance in order to be granted time to regain compliance, the Staff had determined to apply a more stringent criteria as permitted under Nasdaq Listing Rule 5101 to delist the Company’s securities from The Nasdaq Global Market. As a result, the Determination Letter indicated that the Staff had determined to delist the Company’s securities from The Nasdaq Global Market. In addition, on January 11, 2023, the Staff determined to halt trading in the Company’s securities (the “Trading Halt”). On March 2, 2023, the Company had a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Staff’s delisting determination. After the hearing, the Panel requested additional information from the Company, which was provided on April 12, 2023. On April 20, 2023, the Panel granted the Company’s request to continue the listing of its securities on the Nasdaq Capital Market. However, the Panel did not remove the Trading Halt. As of the date of this Proxy Statement, the Trading Halt is still in place.

The Company’s final IPO prospectus filed with the U.S. Securities and Exchange Commission on February 14, 2022 (File No. 333-262156) and the Charter provided that the Company initially had up to 12 months from the closing of the IPO (until February 15, 2023) to complete a Business Combination. On December 21, 2022, the Company held a special meeting of stockholders (the “2022 Special Meeting”), at which the stockholders approved an amendment to the Charter (the “First Extension Amendment”) to extend the date by which the Company must consummate its initial Business Combination from February 15, 2023 to August 15, 2023, for which the Sponsor was required to pay $10,000 in the Trust Account. As a result of the 2022 Special Meeting, the Sponsor was also permitted to extend the period of time to consummate a Business Combination for up to two times without stockholder approval, each for an additional three months (for a total of up to 24 months to complete a Business Combination (each such three-month period, a “Funded Extension Period”)), so long as the Company deposited an aggregate amount of $1,000 from its working capital into the Trust Account for each such Funded Extension Period that the Company determined to implement no later than the 18-month and 21-month anniversary of its IPO, respectively. The public stockholders were not entitled to vote or redeem their shares in connection with any Funded Extension Periods. On August 7, 2023, the Company announced that it had extended the date by which it has to consummate a Business Combination from August 15, 2023 to November 15, 2023, the first of the two Funded Extension Periods (the “August Extension”). On November 9, 2023, the Company announced that it had extended the date by which it has to consummate a Business Combination from November 15, 2023 to February 15, 2024, the second of the two Funded Extension Periods (the “November Extension”). In accordance with the Sponsor’s request and with the Charter, an aggregate amount of $1,000 from The Company’s working capital was deposited into the Trust Account on each of August 3, 2023 and November 9, 2023 in connection with the Funded Extension Periods.

As a result of the above 2022 Special Meeting, the August Extension and the November Extension, and as provided in the Company’s Charter, the Company currently has until February 15, 2024 to complete its Business Combination (the “Termination Date”). Our Board currently believes that there will not be sufficient time before February 15, 2024 to complete the SVES Business Combination. Accordingly, the Board believes that, in order to be able to consummate the SVES Business Combination, we will need to obtain the Second Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Second Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Second Extension Amendment Proposal. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Second Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Second Extended Date subject to any extensions permitted by our Charter or by a vote of our stockholders.

On February 27, 2023, the Company issued an aggregate of 3,593,749 shares of the Company’s Class A common stock to the Sponsor and certain other initial stockholders (collectively, the “Initial Stockholders”), upon the conversion of an equal number of shares of the Company’s Class B common stock (such shares of Class A common stock issued upon conversion of shares of the Company’s Class B common stock, together with the one remaining share of Class B common stock, the “Founder Shares”). These shares of Class A common stock are subject to the same restrictions as applied to the Class B common stock before the conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination. Following the conversion, the Sponsor was the beneficial owner of 3,033,905 shares of Class A common stock and one share of Class B common stock. The Sponsor then transferred 533,525 shares of Class A common stock to certain members of the Sponsor. Subsequent to those transfers, our Sponsor owns 2,500,380 shares of our Class A common stock converted from Class B common stock on a one-for-one basis, on February 27, 2023, one share of Class B common stock, and 653,750 shares of Class A common stock underlying the private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the Initial Public Offering (the “IPO”). The Sponsor and our officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to (i) waive their redemption rights with respect to their Founder Shares, shares of Class A common stock underlying the Private Placement Units and Public Shares in connection with the completion of our initial Business Combination, (ii) waive their redemption rights with respect to their Founder Shares and Public Shares in connection with a stockholder vote to approve an amendment to our Charter (A) to modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial Business Combination by the Termination Date; or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or February 9, 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Second Extension Amendment Proposal is approved and the Board decides to implement the Second Extension, SVES (as defined below) or its designees have agreed to loan to us the lesser of (x) $8,500 or (y) $0.056 per public share (as defined below) that is not redeemed, for each calendar month (commencing on February 15, 2024 and on the 15th day of each subsequent month) until February 15, 2025, or portion thereof (each, an “Extension Period”), or portion thereof, that is needed to complete an initial Business Combination (each, an “Extension Loan”). Any Extension Loan is conditioned upon the implementation of the Second Extension Amendment Proposal. No Extension Loan will be made if the Second Extension Amendment Proposal is not approved or if the Second Extension is not completed.

Each Extension Loan will be deposited into the Trust Account promptly after the Company receives the full amount of the proceeds of that Extension Loan. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemption in connection with the Extension. For example, if we take until March 15, 2024 to complete our business combination, which would represent one calendar month, if there are no redemptions in connection with the Second Extension Amendment Proposal, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $8,500, resulting in a total redemption amount of approximately $11.45 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case); and if there are 100,000 Public Shares remaining outstanding after redemptions in connection with the Second Extension, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $5,600, resulting in a total redemption amount of approximately $11.45 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case). For example, if we need the full amount of time, until February 15, 2025, to complete a business combination, if there are no redemptions in connection with the Second Extension Amendment Proposal, then SVES (as defined below) or its designees would make aggregate Extension Loans of approximately $102,000, resulting in a total redemption amount of approximately $12.06 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case) and if there are 100,000 Public Shares remaining outstanding after redemptions in connection with the Second Extension, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $67,200, resulting in a total redemption amount of approximately $12.06 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case).

The amount of each Extension Loan will not bear interest and will be repayable by the Company to the applicable lender upon consummation of the Business Combination. Our Board will have the sole discretion whether to continue extending for additional calendar months until the Second Extended Date. If we opt not to utilize any remaining portion of the Second Extension, then we will liquidate and dissolve promptly in accordance with our Charter, and the obligation to make additional Extension Loans will terminate. As of the Record Date, based on funds in the Trust Account of approximately $1.7 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $11.39 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on Nasdaq was $12.28 on January 11, 2023, the date of Trading Halt. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Second Extension Amendment Proposal is not approved and we do not consummate a Business Combination by February 15, 2024, subject to any extensions permitted by our Charter or by a vote of our stockholders, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations, if any, under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by February 15, 2024 or the Second Extended Date (the “Combination Period”), unless the Combination Period is extended by a stockholder vote. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. Further, if the Extension Amendment Proposal is approved but the Trust Amendment Proposal is not approved, we may become subject to regulation under the Investment Company Act, which could cause us to liquidate.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Second Extension Amendment Proposal and the Trust Amendment Proposal. Stockholder approval of the Second Extension Amendment and the Trust Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Second Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment and Trust Amendment Proposal at any time without any further action by our stockholders.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Board has fixed the close of business on January 24, 2024 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date, subject to any extensions permitted by our Charter or by a vote of our stockholders.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE SECOND EXTENSION AMENDMENT PROPOSAL, the Trust Amendment Proposal, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Second Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

January 31, 2024	By Order of the Board of Directors
/s/ Tarek Tabsh
Tarek Tabsh
Chief Executive Officer and Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Second Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Second Extension Amendment Proposal and the Trust Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on February 13, 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/relativityacquision/2024.

RELATIVITY ACQUISITION CORP.
c/o 3753 Howard Hughes Pkwy
Suite 200
Las Vegas, NV 89169

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting of stockholders (the “Meeting”), of Relativity Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at 10:00 a.m. Eastern time on February 13, 2024.

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/relativityacquisition/2024. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s third amended and restated certificate of incorporation (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Second Extension Amendment” and such proposal, the “Second Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering (the “Public Shares”) that was consummated on February 15, 2022 (the “IPO”), from February 15, 2024 to February 15, 2025 (the “Second Extension”, and such later date, the “Second Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”);

2)      a proposal to amend the Company’s investment management trust agreement, dated as of February 10, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to permit the Trustee to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”); and

3)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Second Extension Amendment Proposal.

The Second Extension Amendment Proposal is required for the implementation of the plan of the Board to extend the date by which the Company has to complete a Business Combination. The purpose of the Second Extension Amendment is to allow the Company more time to complete a Business Combination.

On February 13, 2023, the Company entered into the Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “SVES Business Combination Agreement”) by and among (i) the Company (ii) Relativity Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Relativity (“Pubco”), (iii) Relativity Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (the “Merger Sub”), (iv) SVES GO, LLC, a Florida limited liability company, SVES LLC, a Florida limited liability company, SVES CP LLC, a Florida limited liability company and SVES Apparel LLC, a Florida limited liability company (collectively, the “Operating Companies” or “SVES”), (v) SVGO LLC, ESGO LLC, SV Apparel LLC, and ES Business Consulting LLC (each a “Seller”), (vi) Timothy J. Fullum and Salomon Murciano, (vii) the Sponsor (the “Purchaser Representative”) and (viii) Timothy J. Fullum (the “Seller Representative”). SVES is a key intermediary connecting full-price fashion brands with off-price retailers that are able to sell inventory that would otherwise be sold or disposed of by full-price brands at a significant loss.

At the closing of the transactions contemplated by the SVES Business Combination Agreement (the “Closing” and such transactions, the “SVES Business Combination”), in accordance with the DGCL, (a) the Merger Sub will merge with and into the Company, with the Company surviving the SVES Business Combination as a wholly-owned subsidiary of Pubco, and (b) each Seller will contribute all of its ownership interest in each Operating Company to Pubco in exchange for aggregate consideration in the amount of $632,000,000, to be paid in the common stock of Pubco valued at $10.00 per share of common stock. At the Closing, each Public Warrant will be converted into one Pubco public warrant and each Private Placement Warrant will be converted into one Pubco private warrant, in each case with such Pubco warrant having substantially the same terms and conditions as set forth in the respective Company warrants, except that in each case they will represent the right to acquire shares of Pubco common stock in lieu of shares of Class A common stock.

For additional information about the SVES Business Combination Agreement and the SVES Business Combination, please see the Company’s Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on December 15, 2022, May 16, 2023 and July 27, 2023, respectively.

On January 12, 2023, the Company received a determination letter (the “Determination Letter”) from the Nasdaq Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with the continued listing requirements of the Nasdaq Listing Rules (the “Listing Rules”) set forth in (i) Listing Rule 5450(b)(2)(A), requiring a minimum of $50 million Market Value of Listed Securities (as defined in the Listing Rules), (ii) Listing Rule 5450(b)(2)(B), requiring a minimum 1,100,000 Publicly Held Shares (as defined in the Listing Rules), and (iii) Listing Rule 5450(b)(2)(C), requiring a minimum of $15 million in Market Value of Publicly Held Shares (as defined in the Listing Rules). In addition, the Determination Letter stated that the Company did not comply with either of the alternative requirements for continued listing on The Nasdaq Global Market under Listing Rules 5450(b)(1) or 5450(b)(3), or the requirements for continued listing on The Nasdaq Capital Market under Listing Rule 5550. The Determination Letter also indicated that the Staff had concerns that the Company may no longer comply with the minimum 400 Total Holders (as defined in the Listing Rules) requirement of Listing Rule 5450(a)(2) due to the substantial number of stockholder redemptions and low number of shares remaining outstanding. Additionally, the Determination Letter indicated that, while companies are normally afforded compliance periods or the ability to submit a plan of compliance in order to be granted time to regain compliance, the Staff had determined to apply a more stringent criteria as permitted under Nasdaq Listing Rule 5101 to delist the Company’s securities from The Nasdaq Global Market. As a result, the Determination Letter indicated that the Staff had determined to delist the Company’s securities from The Nasdaq Global Market. In addition, on January 11, 2023, the Staff determined to halt trading in the Company’s securities (the “Trading Halt”). On March 2, 2023, the Company had a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the Staff’s delisting determination. After the hearing, the Panel requested additional information from the Company, which was provided on April 12, 2023. On April 20, 2023, the Panel granted the Company’s request to continue the listing of its securities on the Nasdaq Capital Market. However, the Panel did not remove the Trading Halt. As of the date of this Proxy Statement, the Trading Halt is still in place.

The Company’s final IPO prospectus filed with the U.S. Securities and Exchange Commission on February 14, 2022 (File No. 333-262156) and the Charter provided that the Company initially had up to 12 months from the closing of the IPO (until February 15, 2023) to complete a Business Combination. On December 21, 2022, the Company held a special meeting of stockholders (the “2022 Special Meeting”), at which the stockholders approved an amendment to the Charter (the “First Extension Amendment”) to extend the date by which the Company must consummate its initial Business Combination from February 15, 2023 to August 15, 2023, for which the Sponsor was required to pay $10,000 in the Trust Account. As a result of the 2022 Special Meeting, the Sponsor was also permitted to extend the period of time to consummate a Business Combination for up to two times without stockholder approval, each for an additional three months (for a total of up to 24 months to complete a Business Combination (each such three-month period, a “Funded Extension Period”)), so long as the Company deposited an aggregate amount of $1,000 from its working capital into the Trust Account for each such Fund Extension Period that the Company determined to implement no later than the 18-month and 21-month anniversary of its IPO, respectively. The public stockholders were not entitled to vote or redeem their shares in connection with any Funded Extension Periods. On August 7, 2023, the Company announced that it had extended the date by which it has to consummate a Business Combination from August 15, 2023 to November 15, 2023, the first of the two Funded Extension Periods (the “August Extension”). On November 9, 2023, the Company announced that it had extended the date by which it has to consummate a Business Combination from November 15, 2023 to February 15, 2024, the second of the two Funded Extension Periods (the “November Extension”). In accordance with the Sponsor’s request and with the Charter, an aggregate amount of $1,000 from the Company’s working capital was deposited into the Trust Account on each of August 3, 2023 and November 9, 2023 in connection with the Funded Extension Periods.

As a result of the above 2022 Special Meeting, the August Extension and the November Extension, and as provided in the Company’s Charter, the Company currently has until February 15, 2024 to complete its Business Combination (the “Termination Date”). Our Board currently believes that there will not be sufficient time before February 15, 2024 to complete a Business Combination and the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Second Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Second Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Second Extension Amendment Proposal. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Second Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Second Extended Date, subject to any extensions permitted by our Charter or by a vote of our stockholders. Our Sponsor owns 2,500,380 shares of our Class A common stock, one share of our Class B common stock and 653,750 shares of Class A common stock underlying private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO. The Sponsor and our officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to (i) waive their redemption rights with respect to their Founder Shares, shares of Class A common stock underlying the Private Placement Units and Public Shares in connection with the completion of our initial Business Combination, (ii) waive their redemption rights with respect to their Founder Shares and Public Shares in connection with a stockholder vote to approve an amendment to our Charter (A) to modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial Business Combination within 12 months from the closing of the IPO (or up to 18 months from the closing of the IPO if we extend the time to complete a Business Combination); or (B) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity. To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or February 9, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Second Extension Amendment Proposal is approved and the Board decides to implement the Second Extension, SVES (as defined below) or its designees have agreed to loan to us the lesser of (x) $8,500 or (y) $0.056 per public share (as defined below) that is not redeemed, for each calendar month (commencing on February 15, 2024 and on the 15th day of each subsequent month) until February 15, 2025, or portion thereof (each, an “Extension Period”), or portion thereof, that is needed to complete an initial Business Combination (each, an “Extension Loan”). Any Extension Loan is conditioned upon the implementation of the Second Extension Amendment Proposal. No Extension Loan will be made if the Second Extension Amendment Proposal is not approved or if the Second Extension is not completed.

Each Extension Loan will be deposited into the Trust Account promptly after the Company receives the full amount of the proceeds of that Extension Loan. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemption in connection with the Extension. For example, if we take until March 15, 2024 to complete our business combination, which would represent one calendar month, if there are no redemptions in connection with the Second Extension Amendment Proposal, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $8,500, resulting in a total redemption amount of approximately $11.45 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case); and if there are 100,000 Public Shares remaining outstanding after redemptions in connection with the Second Extension, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $5,600, resulting in a total redemption amount of approximately $11.45 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case). For example, if we need the full amount of time, until February 15, 2025, to complete a business combination, if there are no redemptions in connection with the Second Extension Amendment Proposal, then SVES (as defined below) or its designees would make aggregate Extension Loans of approximately $102,000, resulting in a total redemption amount of approximately $12.06 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case) and if there are 100,000 Public Shares remain outstanding after redemptions in connection with the Second Extension, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $67,200, resulting in a total redemption amount of approximately $12.06 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case). The amount of each Extension Loan will not bear interest and will be repayable by the Company to the applicable lender upon consummation of a Business Combination. Our Board will have the sole discretion whether to continue extending for additional calendar months until the Second Extended Date. If we opt not to utilize any remaining portion of the Second Extension, then we will liquidate and dissolve promptly in accordance with our Charter, and the obligation to make additional Extension Loans will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $1.7 million that was in the Trust Account as of Record Date. In such event, the Company may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Second Extension Amendment Proposal is not approved and we do not consummate a Business Combination by February 15, 2024, subject to any extensions permitted by our Charter or by a vote of our stockholders, as contemplated in our IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”), on February 14, 2022 (the “IPO Prospectus”) and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations, if any, under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by February 15, 2024 or the Second Extend Date (the “Combination Period”), unless the Combination Period is extended by a stockholder vote. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of the Record Date (as defined below), based on funds in the Trust Account of approximately $1.7 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $11.39 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Second Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated February 10, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Second Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Second Extended Date, if the Second Extension Amendment Proposal is approved.

Our Board has fixed the close of business on January 24, 2024 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 4,400,794 shares of our Class A common stock and one share of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the management of the Company (the “Management”) may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Second Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

This Proxy Statement is dated January 31, 2024 and is first being mailed to stockholders on or about that date.

January 31, 2024	By Order of the Board of Directors
/s/ Tarek Tabsh
Tarek Tabsh
Director

RELATIVITY ACQUISITION CORP.
PROXY STATEMENT

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting of stockholders, to be held at 10:00 a.m. Eastern time on February 13, 2024, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about January 31, 2024.

We are a blank check company formed in Delaware on April 13, 2021, for the purpose of effecting a Business Combination with one or more businesses. On February 15, 2022, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $150,287,500 ($10.00 per unit) in the aggregate. Following the closing of the IPO, an amount of $146,625,000 from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Units was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, February 15, 2024, subject to any extensions permitted by our Charter or by a vote of our stockholders). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Second Extended Date in order to allow us more time to complete a Business Combination.

The Meeting is being held, in part, to allow us additional time to complete a Business Combination and to enable us to invest the Trust Account in an interest-bearing bank demand deposit account in order to mitigate the risk of being viewed as operating an unregistered investment company.

The Proposals

What is being voted on?

You are being asked to vote on two Proposals:

•        Second Extension Amendment Proposal.    A proposal to amend the Company’s Charter in the form set forth in Annex A hereto: to extend the date by which the Company must (i) consummate a Business Combination, (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Public Shares sold in the IPO from February 15, 2024 to the Second Extended Date of February 15, 2025, or such earlier date as determined by the Board;

•        Trust Amendment Proposal.    A proposal to amend the Company’s Trust Agreement by and between the Company and the Trustee, to permit the Trustee to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank; and

•        Adjournment Proposal.    A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal and Trust Amendment Proposal.

The Second Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our Business Combination. The purpose of the Second Extension Amendment is to allow the Company more time to complete a Business Combination. Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension.

If the Second Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Second Extended Date.

If the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Second Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Second Extension Amendment Proposal is not approved and we do not consummate a Business Combination by February 15, 2024, subject to any extensions permitted by our Charter or by a vote of our stockholders as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations, if any, under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Why is the Company proposing the Second Extension Amendment Proposal and the Trust Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before February 15, 2024 (the date by which we must complete a Business Combination under the terms of the First Extension Amendment). As explained below, we will not be able to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Second Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination. There is no assurance that the Company will be able to consummate a Business Combination, given the actions that must occur prior to closing of a Business Combination.

The Company believes that, given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Second Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from February 15, 2024 to the Second Extended Date of February 15, 2025 (or such earlier date as determined by the Board).

Further, with respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, the Company is proposing the Trust Amendment Proposal, and if the Trust Amendment Proposal is approved, the Company will instruct Continental Stock Transfer & Trust Company to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of the Company.

You are not being asked to vote on the Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date, subject to any extensions permitted by our Charter or by a vote of our stockholders.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Second Extension Amendment Proposal and Trust Amendment Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Second Extension would not be completed.

Why should I vote “FOR” the Second Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Second Extension Amendment Proposal to amend the Company’s Charter in the form set forth in Annex A hereto, to extend the date by which the Company must (i) consummate a Business Combination, (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Public Shares sold in the IPO, from February 15, 2024 to the Second Extended Date of February 15, 2025, or such earlier date as determined by the Board. The Second Extension would give the Company the opportunity to complete a Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before February 15, 2024 (the date by which we must complete a Business Combination under the terms of the First Extension Amendment), subject to any extensions permitted by our Charter or by a vote of our stockholders, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to consummate a Business Combination in the timeframe contemplated by the Charter.

Further, to mitigate the risk of being viewed as operating an unregistered investment company, the Board believes that it is in the best interests of our stockholders to allow the Trustee to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank.

Our Board recommends that you vote in favor of the Second Extension Amendment Proposal and Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

What vote is required to adopt the Proposals?

•        Second Extension Amendment Proposal and Trust Amendment Proposal.    The approval of the Second Extension Amendment Proposal and Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of our outstanding shares of common stock on the Record Date.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Second Extension Amendment Proposal and Trust Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Second Extension Amendment Proposal, so long as you make the Election. If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Second Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Currently, our Sponsor owns approximately 71.7% of our issued and outstanding shares of common stock, including (i) 2,500,380 Founder Shares and one share of Class B common stock and (ii) 653,750 shares of Class A common stock that are part of the Private Placement Units. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Second Extension Amendment.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Second Extension Amendment Proposal, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Second Extension Amendment Proposal, “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 2,500,381 Founder Shares (purchased for a nominal price) and 653,750 Private Placement Units (purchased for $6,537,500), which would have a minimal value if a Business Combination is not consummated. See the section below entitled “Proposal Two — The Second Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Second Extension Amendment Proposal

What amount will holders receive upon consummation of a subsequent Business Combination or liquidation if the Second Extension Amendment Proposal is approved?

If the Second Extension Amendment Proposal is approved and the Board decides to implement the Second Extension, SVES (as defined below) or its designees have agreed to loan to us the lesser of (x) $8,500 or (y) $0.056 per public share (as defined below) that is not redeemed, for each calendar month (commencing on February 15, 2024 and on the 15th day of each subsequent month) until February 15, 2025, or portion thereof (each, an “Extension Period”), or portion thereof, that is needed to complete an initial Business Combination (each, an “Extension Loan”). Any Extension Loan is conditioned upon the implementation of the Second Extension Amendment Proposal. No Extension Loan will be made if the Second Extension Amendment Proposal is not approved or if the Second Extension is not completed.

Each Extension Loan will be deposited into the Trust Account promptly after the Company receives the full amount of the proceeds of that Extension Loan. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemption in connection with the Extension. For example, if we take until March 15, 2024 to complete our business combination, which would represent one calendar month, if there are no redemptions in connection with the Second Extension Amendment Proposal, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $8,500, resulting in a total redemption amount of approximately $11.45 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case); and if there are 100,000 Public Shares remaining outstanding after redemptions in connection with the Second Extension, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $5,600, resulting in a total redemption amount of approximately $11.45 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case). For example, if we need the full amount of time, until February 15, 2025, to complete a business combination, if there are no redemptions in connection with the Second Extension Amendment Proposal, then SVES (as defined below) or its designees would make aggregate Extension Loans of approximately $102,000, resulting in a total redemption amount of approximately $12.06 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case) and if there are 100,000 Public Shares remain outstanding after redemptions in connection with the Second Extension, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $67,200, resulting in a total redemption amount of approximately $12.06 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case). The amount of each Extension Loan will not bear interest and will be repayable by the Company to the applicable lender upon consummation of a Business Combination. Our Board will have the sole discretion whether to continue extending for additional calendar months until the Second Extended Date. If we opt not to utilize any remaining portion of the Second Extension, then we will liquidate and dissolve promptly in accordance with our Charter, and the obligation to make additional Extension Loans will terminate.

When would the Board abandon the Second Extension Amendment Proposal and Trust Amendment Proposal?

Our Board will abandon the Second Extension Amendment and Trust Amendment if our stockholders do not approve the Second Extension Amendment Proposal and Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

What happens if the Second Extension Amendment Proposal and Trust Amendment Proposal are not approved?

Our Board will abandon the Second Extension Amendment and Trust Amendment if our stockholders do not approve the Second Extension Amendment Proposal and Trust Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and we do not consummate the Business Combination by February 15, 2024, subject to any extensions permitted by our Charter or by a vote of our stockholders, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations, if any, under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Second Extension Amendment Proposal is approved, what happens next?

We are seeking the Second Extension Amendment to provide us time to complete a Business Combination, such as the SVES Business Combination. Our seeking to complete the Business Combination will involve:

•        finalizing certain transaction documents in connection with the SVES Business Combination and as outlined in the SVES Business Combination Agreement;

•        if the SVES Business Combination is not consummated, negotiating and executing a definitive agreement and related agreements for an alternative Business Combination;

•        completing proxy materials;

•        establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•        holding a special meeting to consider the Business Combination.

We are seeking approval of the Second Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to February 15, 2024. If the Second Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Second Extension Amendment Proposal and Trust Amendment Proposal by holders of at least a majority of the shares of common stock outstanding as of the Record Date, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto and execute the amendment to the Trust Agreement in the form set forth in Annex B hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our units, Public Shares and warrants included as part of the units sold in the IPO (the “Public Warrants”) will continue to be registered under the Exchange Act.

If the Second Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers.

Notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

What happens to our warrants if the Second Extension Amendment Proposal is not approved?

If the Second Extension Amendment Proposal is not approved, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination.

What happens to our warrants if the Second Extension Amendment Proposal is approved?

If the Second Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Second Extended Date. The Public Warrants will remain outstanding and only become exercisable on the later of 12 months from the closing of the IPO or 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A common stock?

If the Second Extension is implemented, each of our public stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding

Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Second Extended Date, subject to any extensions permitted by our Charter or by a vote of our stockholders.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on February 9, 2024 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Meeting including the URL address, https://www.cstproxy.com/relativityacquisition/2024, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the meeting by dialing: (800)-450-7155 (toll-free) within the U.S. and Canada, or (857)-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 0274350#. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Executive Officer at info@relativityacquisitions.com, so that it is received by our Chief Executive Officer prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

•        Second Extension Amendment Proposal and Trust Amendment Proposal.    The Second Extension Amendment Proposal and Trust Amendment Proposal must be approved by the affirmative vote of at least a majority of the outstanding shares of our common stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Second Extension Amendment Proposal and Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will also have no effect on this proposal.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

We believe the Second Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 2,200,399 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date, January 24, 2024, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 4,400,794 shares of our Class A common stock and one share of Class B common stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•        Stockholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•        Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Tarek Tabsh, our Chief Executive Officer, and Steven Berg, our Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Tabsh or Mr. Berg to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Second Extension Amendment Proposal, the Trust Amendment Proposal and Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

•        Online.    If you are a stockholder of record, you may vote online at the Meeting.

•        By Mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•        Online at the Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Proposals.

How many votes do I have?

Each share of our Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Second Extension is approved, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also contact us at:

Relativity Acquisition Corp.
c/o 3753 Howard Hughes Pkwy
Suite 200
Las Vegas, Nevada 89169
Email: info@relativityacquisitions.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which our successor will operate following the Business Combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) final prospectus for the IPO, as filed with the SEC on February 14, 2022 (File No. 333-262156) (the “IPO Prospectus”), (ii) Annual Reports on Form 10-K for the years ended December 31, 2021 and December 31, 2022, as filed with the SEC on March 31, 2022 and March 31, 2023, respectively, (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023 and September 30, 2023, as filed with the SEC on May 16, 2022, August 15, 2022, November 14, 2022, May 15, 2023 and November 20, 2023, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Second Extension will enable us to complete a Business Combination.

Approving the Second Extension involves a number of risks. Even if the Second Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Second Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Second Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Second Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Second Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Second Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Our Sponsor owns a substantial number of shares of our common stock and can approve the Extension Amendment Proposal and the Trust Amendment Proposal without the vote of other stockholders.

Our Sponsor currently owns approximately 71.7% of the outstanding shares of our common stock entitled to vote at the Meeting and plans to vote all of the shares of our common stock owned by it in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. Assuming that a quorum is achieved at the Meeting and our Sponsor votes all of the shares of our common stock owned by them at the Meeting, the Extension Amendment Proposal and the Trust Amendment Proposal can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Extension Amendment Proposal or Trust Amendment Proposal.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022, commencing in 2023, a 1% U.S. federal excise tax (the “Excise Tax”) is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the Excise Tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely. Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our

Public Shares in connection with an extension of the Combination Period may subject us to the Excise Tax, unless one of the two exceptions above apply. Such redemptions would only occur if an extension of the Combination Period is approved by our stockholders and such extension is implemented by the Board of Directors.

If the deadline for us to complete a Business Combination (currently February 15, 2024) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase may be subject to the Excise Tax. The extent to which we would be subject to the Excise Tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year subsequent to the year in which a Redemption Event occurs and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the Excise Tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the Excise Tax remain to be determined. Any Excise Tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Rule Proposals described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs (the “SPAC Rule Proposals”). Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the

Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its Business Combination within 24 months after the effective date of the IPO Registration Statement. We expect to complete our initial Business Combination within 24 months following the effective date of the IPO Registration Statement, although there is no assurance that we will be able to do so. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act of 1940 (the “Investment Company Act”), we intend to instruct the trustee to liquidate the investments held in the Trust Account on or before February 15, 2024 and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our public stockholders would receive upon any redemption or liquidation.

The funds in the Trust Account had, since the Company’s initial public offering, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, the Company intends to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, on or before February 15, 2024, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or liquidation. Following such liquidation, the Company may receive less interest on the funds held in the Trust Account than the interest the Company would have received pursuant to the original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay taxes, if any, and certain other expenses as permitted. Consequently, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank could reduce the dollar amount our public stockholders would receive upon any redemption or liquidation.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be deemed to be an unregistered investment company, in which case, we may be required to liquidate. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete an initial Business Combination with SVES or certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Relativity’s Sponsor is Relativity Acquisition Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns 2,500,380 shares of Class A common stock, converted from Class B common stock on a one-for-one basis, on February 27, 2023, and 653,750 Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Tarek Tabsh, Relativity’s Chief Executive Officer and the Chairman of the Relativity Board and a U.S. citizen, is the sole managing member of the Sponsor. Other members of the Sponsor include certain officers and directors of Relativity and other third party investors, who are all U.S. citizens. The Sponsor is not controlled by any non-U.S. persons on a look-through basis. To the best of Relativity’s knowledge, the Sponsor does not have substantial ties or substantial interests with any non-U.S. persons.

Certain acquisitions or an initial Business Combination may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate an initial Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate an initial Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination with that potential target.

If the Company does not complete the SVES Business Combination, the pool of other potential targets with whom we could complete an initial Business Combination may be limited and we may be adversely affected in competing with other special purpose acquisition companies that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive a pro rata amount of the funds in the Company’s Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on April 13, 2021, for the purpose of effecting a Business Combination with one or more businesses.

There are currently 4,400,794 shares of our Class A common stock and one share of Class B common stock issued and outstanding. In addition, we issued (i) Public Warrants to purchase 14,375,000, shares of Class A common stock as part of our IPO and (ii) warrants included in our Private Placement Units (the “Private Placement Warrants”) to purchase 653,750 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. Each Private Placement Unit consists of one share of Class A common stock and one Private Placement Warrant. The warrants will become exercisable 30 days after the completion of our initial Business Combination or 12 months from the closing of the IPO and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day before the Company sends the notice of redemption to the warrant holders. The redemption rights will not apply to the Private Placement Warrants if at the time of redemption they continue to be held by the Sponsor or any permitted transferee of the Sponsor.

As of the Record Date, approximately $1.7 million is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act , until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account.

SVES Business Combination

As previously announced in the Company’s Current Report on Form 8-K filed on February 17, 2023 with the SEC, on February 13, 2023, the Company entered into the Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “SVES Business Combination Agreement”) by and among (i) the Company (ii) Relativity Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of Relativity (“Pubco”), (iii) Relativity Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (the “Merger Sub”), (iv) SVES GO, LLC, a Florida limited liability company, SVES LLC, a Florida limited liability company, SVES CP LLC, a Florida limited liability company and SVES Apparel LLC, a Florida limited liability company (collectively, the “Operating Companies” or “SVES”), (v) SVGO LLC, ESGO LLC, SV Apparel LLC, and ES Business Consulting LLC (each a “Seller”), (vi) Timothy J. Fullum and Salomon Murciano, (vii) the Sponsor (the “Purchaser Representative”) and (viii) Timothy J. Fullum (the “Seller Representative”). SVES is a key intermediary connecting full-price fashion brands with off-price retailers that are able to sell inventory that would otherwise be sold or disposed of by full-price brands at a significant loss.

At the closing of the transactions contemplated by the SVES Business Combination Agreement (the “Closing” and such transactions, the “SVES Business Combination”), in accordance with the DGCL, (a) the Merger Sub will merge with and into the Company, with the Company surviving the SVES Business Combination as a wholly-owned subsidiary of Pubco, and (b) each Seller will contribute all of its ownership interest in each Operating Company to Pubco in exchange for aggregate consideration in the amount of $632,000,000, to be paid in the common stock of Pubco valued at $10.00 per share of common stock. At the Closing, each Public Warrant will be converted into one Pubco public warrant and each Private Placement Warrant will be converted into one Pubco private warrant, in each case with such Pubco warrant having substantially the same terms and conditions as set forth in the respective Company warrants, except that in each case they will represent the right to acquire shares of Pubco common stock in lieu of shares of Class A common stock.

On March 20, 2023, the Company, the Purchaser Representative and the Seller Representative entered into the First Amendment to the Business Combination Agreement (the “First BCA Amendment”), pursuant to which the parties amended the Business Combination Agreement in order to extend the period of time in which the Company may conduct additional due diligence on SVES (the “Due Diligence Period”) from 5:00 p.m. on March 15, 2023, to 5:00 p.m. on April 7, 2023.

On April 19, 2023, the Company, the Purchaser Representative and the Seller Representative entered into the Second Amendment to the SVES Business Combination Agreement (the “Second BCA Amendment”) pursuant to which the parties amended the SVES Business Combination Agreement in order (i) to extend the date by which the Seller Representative is required to deliver Audited Company Financials (as defined in the SVES Business Combination Agreement) to the Company from April 7, 2023 to May 1, 2023, (ii) to extend the Due Diligence Period from 5:00 p.m. on April 7, 2023 to 5:00 p.m. on May 1, 2023 and (iii) in connection with the SVES Business Combination Agreement, to permit the Company, subject to receiving any required consent from the holders of Public Warrants, to convert the Public Warrants into Class A common stock in a manner and amount to be specified in the SVES Proxy Statement (as defined below) and approved by the Seller Representative, which Class A common stock would be converted automatically into the right to receive one share of Pubco common stock at the Closing.

On August 11, 2023, the Company, the Purchaser Representative and the Seller Representative entered into the Third Amendment to the SVES Business Combination Agreement (the “Third BCA Amendment”), pursuant to which the parties amended the SVES Business Combination Agreement in order to, among other things, (i) extend the Due Diligence Period and the date of the required delivery of disclosure schedules to August 31, 2023, (ii) provide for a proposal in the SVES Proxy Statement to approve an amendment to the Charter to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of the Public Shares in connection with the SVES Business Combination, and to further amend the closing conditions in the SVES Business Combination Agreement, such that the Company would not be required to retain at least $5,000,001 of net tangible assets following the redemption of Public Shares in the event such proposal is approved, and (iii) extend the Outside Date (as defined in the SVES Business Combination Agreement) to February 15, 2024.

A confidential draft of the Registration Statement on Form S-4 (the “SVES Registration Statement”) with respect to the SVES Business Combination was submitted to the SEC, for receipt by the SEC on August 14, 2023. The Registration Statement contains a proxy statement/prospectus (the “SVES Proxy Statement”) for the purpose of the Company soliciting proxies from our stockholder to approve the SVES Business Combination Agreement and related matters at a special meeting of stockholder, and providing the Public Stockholders an opportunity to redeem their Public Shares.

The above summary of the SVES Business Combination Agreement is qualified in its entirety by reference to the text of the SVES Business Combination Agreement and the agreements entered into or to be entered into in connection therewith and are further described in the Company’s Current Reports on Form 8-K filed with the SEC on December 15, 2022, May 16, 2023 and July 27, 2023, respectively. The SVES Business Combination Agreement also contains customary representations and warranties, covenants, closing conditions and other terms relating to the SVES Business Combination. Other than as specifically discussed, this Proxy Statement does not assume the closing of the SVES Business Combination.

Our Combination Period

The Company currently has 24 months from the closing of the IPO (until February 15, 2024), or such earlier date as determined by the Board, to consummate a Business Combination, unless the Combination Period is extended by a stockholder vote. The Company’s final IPO prospectus filed with the U.S. Securities and Exchange Commission on February 14, 2022 (File No. 333-262156) and the Charter provided that the Company initially had up to 12 months from the closing of the IPO (until February 15, 2023) to complete a Business Combination, except that the Sponsor had two 3-month extensions available to it for a total of up to 18 months from the closing of the IPO (until August 15, 2023) to complete the initial Business Combination. On December 21, 2022, the Company held a special meeting of stockholders (the “2022 Special Meeting”), at which the stockholders approved an amendment to the Charter (the “First Extension Amendment”) to extend the date by which the Company must consummate its initial Business Combination from February 15, 2023 to August 15, 2023, for which the Sponsor was required to pay $10,000 in the Trust Account. As a result of the 2022 Special Meeting, the Sponsor was also permitted to extend the period of time to consummate a Business Combination for up to two times without stockholder approval, each for an additional three months (for a total of up to 24 months to complete a Business Combination (each such three-month period, a “Funded Extension Period”)), so long as the Company deposited an aggregate amount of $1,000 from its working capital into the Trust Account for each such Funded Extension Period that the Company determined to implement no later than the 18-month and 21-month anniversary of its IPO, respectively. The Public Stockholders were not entitled to vote or redeem their shares in connection with any Funded Extension Periods. On August 7, 2023, the Company announced that it had extended the date by which it has to consummate a Business Combination from August 15, 2023 to November 15, 2023, the first of the two Funded Extension Periods. On November 9, 2023, the Company announced that it had extended the date by which it has to consummate a Business Combination from November 15, 2023 to February 15, 2024, the second of the two Funded Extension Periods. In accordance with the Sponsor’s request and with the Charter, an aggregate amount of $1,000 from The Company’s working capital was deposited into the Trust Account on each of August 3, 2023 and November 9, 2023 in connection with the Funded Extension Periods.

If the Company is unable to complete a Business Combination within the Combination Period, as extended by a stockholder vote, if any, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (x) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (y) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

You are not being asked to vote on the Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date, subject to any extensions permitted by our Charter or by a vote of our stockholders.

THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at 10:00 a.m. Eastern time on February 13, 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/relativityacquisition/2024. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

•        Record Holders.    If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Meeting, go to https://www.cstproxy.com/relativityacquisition/2024, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•        Beneficial Holders.    Beneficial stockholders who own shares of the Company in “street name”, who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by February 7, 2024 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 2,200,399 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our Class A common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Second Extension Amendment Proposal and Trust Amendment Proposal

Approval of the Second Extension Amendment Proposal and Trust Amendment Proposal will require the affirmative vote of holders of at least a majority of our common stock outstanding on the Record Date, including the Founder Shares. If you do not vote or you abstain from voting on the Second Extension Amendment Proposal and Trust Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 4,400,794 shares of Class A common stock and one share of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Redemption Rights

If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, public stockholder may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $1.7 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $11.39 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Second Extension, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination, by the Second Extended Date. See the section below entitled “Proposal One — The Second Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” each of the Proposals.

PROPOSAL ONE — THE SECOND EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination to the Second Extended Date of February 15, 2024 so as to provide the Company with additional time to complete a Business Combination.

The Second Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete a Business Combination. A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Second Extension Amendment Proposal

The Company’s Charter, as amended by the First Extension Amendment, provides that the Company has until February 15, 2024 to complete an initial Business Combination. The purpose of the Second Extension Amendment is to allow the Company more time to complete its initial Business Combination.

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least a majority of all outstanding shares of common stock, including the Founder Shares, is required in order to amend our Charter to extend our corporate existence prior to the consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all public stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as a result of the Second Extension Amendment. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination by February 15, 2024, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond February 15, 2024 to the Second Extended Date, subject to any extensions permitted by our Charter or by a vote of our stockholders. We intend to hold another stockholder meeting prior to the Second Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Second Extension Amendment Proposal is Not Approved

Stockholder approval of the Second Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Second Extension Amendment unless our stockholders approve the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and we do not consummate a Business Combination by February 15, 2024, subject to any extensions permitted by our Charter or by a vote of our stockholders, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations, if any, under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Second Extension Amendment Proposal is Approved

If the Second Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Second Extended Date. The Company will remain a reporting company under the Exchange Act and expects that its units, Public Shares and Public Warrants will remain registered under the Exchange Act. The Company will then continue to work to consummate the Business Combination by the Second Extended Date, subject to any extensions permitted by our Charter or by a vote of our stockholders.

Notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension at any time without any further action by our stockholders.

If the Second Extension Amendment Proposal is approved and the Board decides to implement the Second Extension, SVES (as defined below) or its designees have agreed to loan to us the lesser of (x) $8,500 or (y) $0.056 per public share (as defined below) that is not redeemed, for each calendar month (commencing on February 15, 2024 and on the 15th day of each subsequent month) until February 15, 2025, or portion thereof (each, an “Extension Period”), or portion thereof, that is needed to complete an initial Business Combination (each, an “Extension Loan”). Any Extension Loan is conditioned upon the implementation of the Second Extension Amendment Proposal. No Extension Loan will be made if the Second Extension Amendment Proposal is not approved or if the Second Extension is not completed.

Each Extension Loan will be deposited into the Trust Account promptly after the Company receives the full amount of the proceeds of that Extension Loan. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemption in connection with the Extension. For example, if we take until March 15, 2024 to complete our business combination, which would represent one calendar month, if there are no redemptions in connection with the Second Extension Amendment Proposal, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $8,500, resulting in a total redemption amount of approximately $11.45 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case); and if there are 100,000 Public Shares remaining outstanding after redemptions in connection with the Second Extension, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $5,600, resulting in a total redemption amount of approximately $11.45 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case). For example, if we need the full amount of time, until February 15, 2025, to complete a business combination, if there are no redemptions in connection with the Second Extension Amendment Proposal, then SVES (as defined below) or its designees would make aggregate Extension Loans of approximately $102,000, resulting in a total redemption amount of approximately $12.06 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case) and if there are 100,000 Public Shares remaining outstanding after redemptions in connection with the Second Extension, then SVES (as defined below) or its designees would make an aggregate Extension Loan of approximately $67,200, resulting in a total redemption amount of approximately $12.06 per share, in comparison to the current redemption amount of approximately $11.39 per share (plus any applicable interest accrued, in each case). The amount of each Extension Loan will not bear interest and will be repayable by the Company to the applicable lender upon consummation of a Business Combination. Our Board will have the sole discretion whether to continue extending for additional calendar months until the Second Extended Date. If we opt not to utilize any remaining portion of the Second Extension, then we will liquidate and dissolve promptly in accordance with our charter, and the obligation to make additional Extension Loans will terminate.

You are not being asked to vote on the Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Second Extended Date, subject to any extensions permitted by our Charter or by a vote of our stockholders.

If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Second Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $1.7 million that was in the Trust Account as of Record Date.

Redemption Rights

If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $1.7 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $11.39 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Second Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Second Extended Date, subject to any extensions permitted by our Charter or by a vote of our stockholders.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON FEBRUARY 9, 2024.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on February 9, 2024 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, one State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on February 9, 2024 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Second Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on February 9, 2024 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Second Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Second Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $1.7 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $11.39 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on Nasdaq was $12.28 on January 11, 2023, the date of Trading Halt.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on February 9, 2024 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension.

In addition, the Sponsor and/or Company may enter into arrangements with a limited number of stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor and/or Company may provide such stockholders either securities of the Company or membership interests in the Sponsor pursuant to such arrangements.

Vote Required for Approval

The affirmative vote by holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Second Extension Amendment Proposal. If the Second Extension Amendment Proposal is not approved, the Second Extension Amendment will not be implemented and, if a Business Combination has not been consummated, subject to any extensions permitted by our Charter or by a vote of our stockholders, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations, if any, under Delaware law to provide for claims of creditors and the requirements of other applicable law. Stockholder approval of the Second Extension Amendment is required for the implementation of our Board’s plan to amend our Charter to extend the date by which we must consummate our initial Business Combination to the Second Extended Date of February 15, 2025. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Second Extension Amendment Proposal. Notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Second Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 3,154,131 shares of our common stock, representing approximately 71.7% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Second Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor holds 2,500,381 Founder Shares and 653,750 Private Placement Units, all such securities beneficially owned by our Chief Executive Officer and Chairman, all of which would have a minimal value if a Business Combination is not consummated and the Company is liquidated;

•        the fact that, unless the Company consummates a Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account. Currently, no such expenses were incurred that had not been reimbursed;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to be liable to us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter; and

•        the fact that the Company has entered into an administrative services agreement on the effective date of the IPO Registration Statement pursuant to which the Company will pay an affiliate of the Sponsor a total of $10,000 per month, until the earlier of the consummation of a Business Combination or its liquidation, for office space, utilities and secretarial and administrative support. Upon completion of the Company’s Business Combination or its liquidation, the Company will cease paying these monthly fees. For the three and nine months ended September 30, 2023, the Company incurred and paid $30,000 and $90,000 of administrative service fees, respectively. For the three and nine months ended September 30, 2022, the Company incurred $30,000 and $75,000 of administrative service fees, respectively, $30,000 of which were fully paid. As of September 30, 2023 and December 31, 2022, payables related to the administrative service fee amounted to $0 and $0.

The Board’s Reasons for the Second Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Second Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Second Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until August 15, 2023 (the end of the Combination Period as extended by the First Extension Amendment, subject to any extensions permitted by our Charter or by a vote of our stockholders, to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms. In the event that it has not consummated a Business Combination by such date, upon the Sponsor’s request, the Company may extend the period of time to consummate a Business Combination up to two times without stockholder approval, each for an additional three months, for an aggregate of six additional months, provided that the Sponsor (or its affiliates or permitted designees) deposits into the Trust Account $1,000 for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination. On

August 7, 2023, the Company announced that it had extended the date by which it has to consummate an initial Business Combination from August 15, 2023 to November 15, 2023. On November 9, 2023, the Company announced that it had extended the date by which it has to consummate an initial Business Combination from November 15, 2023 to February 15, 2024. The Second Extension Amendment proposal would extend the deadline for effecting a Business Combination to the Second Extended Date of February 15, 2025.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before February 15, 2024, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote of the holders of at least a majority of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond February 15, 2024 to the Second Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Second Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or the Company has not consummated a Business Combination by the Second Extended Date, subject to any extensions permitted by our Charter or by a vote of our stockholders.

After careful consideration of all relevant factors, the Board determined that the Second Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Second Extension Amendment Proposal.

PROPOSAL TWO — THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement dated as of February 10, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to enable the Trustee to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to mitigate the risk of being viewed as operating an unregistered investment company.

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, the Company is proposing the Trust Amendment Proposal, and, if the Trust Amendment Proposal is approved, the Company will instruct Continental Stock Transfer & Trust Company to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination or liquidation of the Company. If the Trust Amendment is not approved, we may become subject to regulation under the Investment Company Act and, if that were to happen, we may choose to liquidate.

If the Trust Amendment Is Approved

If the Trust Amendment Proposal is approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed, the Company will instruct Continental Stock Transfer & Trust Company to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of the Company.

Vote Required for Approval

The affirmative vote of holders of at least a majority of the outstanding shares of the Company’s common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 3,154,130 shares of common stock, representing approximately 71.7% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

You are not being asked to vote on any Business Combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal and Trust Amendment Proposal. In no event will our Board adjourn the Meeting beyond February 15, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal and Trust Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Second Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A common stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A common stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A common stock, and, in the case where shares of the Company’s Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A common stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Second Extension Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 4,400,795 shares of our common stock, consisting of (i) 4,400,794 shares of our Class A common stock and (ii) one share of Class B common stock, issued and outstanding as of the Record Date. Except as otherwise required by law or the Charter, on all matters to be voted upon, holders of the shares of Class A common stock and shares of Class B common stock vote together as a single class. Currently, the one outstanding share of Class B common stock is convertible into Class A common stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Relativity Acquisition Sponsor LLC(2)	3,154,130	71.7%	1	100%	71.7%
Tarek Tabsh(2)	3,154,130	71.7%	1	100%	71.7%
AGP Parties(3)	355,000	8.07%	—	—	8.07%
Steven Berg(4)	—	—	—	—	—
John Anthony Quelch(4)	—	—	—	—	—
Emily Paxhia(4)	—	—	—	—	—
Francis Knuettel II(4)	—	—	—	—	—
All executive officers and directors as a group (five individuals)	3,154,130	71.7%	1	100%	71.7%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Relativity Acquisition Corp., 3753 Howard Hughes Pkwy, Suite 200, Las Vegas, NV 89169.

(2)      Represents shares held by the Sponsor including (a) 2,500,380 shares of Class A common stock, converted from Class B common stock on a one-for-one basis, on February 27, 2023, (b) one share of Class B common stock and (c) 653,750 shares of Class A common stock that are part of the Private Placement Units. Tarek Tabsh, our Chief Executive Officer, is the sole manager of the Sponsor and as such, may be deemed to have beneficial ownership of the Common Stock held directly by the Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)      Based on a Schedule 13A filed with the SEC on March 31, 2023 by (i) A.G.P./Alliance Global Partners, LLC (“AGP”), (ii) Alliance Global Holdings, Inc., (“AGP Holdings”), (iii) David Bocchi Family Trust (the “Bocchi Trust”), (iv) David A. Bocchi (“Mr. Bocchi”), (v) Raffaele Gambardella (“Mr. Gambardella”) and (vi) Phillip W. Michals (“Mr. Michaels”, collectively, with AGP, AGP Holdings, the Bocchi Trust, Mr. Bocchi and Mr. Gambardella, the “AGP Parties”). AGP directly beneficially owns 355,000 shares of Class A common stock, which were issued by the Company on February 27, 2023, upon conversion of an equal number of shares of Class B common stock. As the holding company of AGP, AGP Holdings may beneficially own such shares of Class A common stock. Based on their ownership of AGP Holdings., the Bocchi Trust, Mr. Bocchi, Mr. Gambardella and Mr. Michals may beneficially own such shares of Class A common stock. The principal business address for each of the AGP Parties is 88 Post Road West, 2nd Floor, Westport, Connecticut 06880.

(4)      Does not include any shares held by our Sponsor. This individual is a member of our Sponsor but does not have voting or dispositive control over the shares held by our Sponsor.

STOCKHOLDER PROPOSALS

We anticipate that our annual meeting of stockholders for the fiscal year ended December 31, 2023 (the “2024 Annual Meeting”) will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2024 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act our Bylaws. Such proposals must be received at our offices at c/o 3753 Howard Hughes Pkwy, Suite 200, Las Vegas, NV 89169 no later than August 9, 2024.

In addition, our Bylaws provide notice procedures for our stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2024 Annual Meeting, assuming the meeting is held on or about December 22, 2024, notice of a nomination or proposal must be delivered to us no earlier than August 24, 2024 and no later than September 23, 2024. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 23, 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should contact Advantage Proxy, Inc. at 877-870-8565 or PO Box 10904, Yakima, WA 98909 to inform us of your request; or

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at info@relativityacquisitions.com.

If you are a stockholder of the Company and would like to request documents, please do so by February 7, 2024, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RELATIVITY ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

Relativity Acquisition Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)      The name of the Corporation is Relativity Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on April 13, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State on May 28, 2021. A Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State on February 10, 2022. An Amendment to the Second Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State on December 22, 2022 (the “Third Amended and Restated Certificate of Incorporation”).

2)      This Amendment to the Third Amended and Restated Certificate of Incorporation amends the Third Amended and Restated Certificate of Incorporation of the Corporation (the “Amendment to the Third Amended and Restated Certificate of Incorporation”).

3)      This Amendment to the Third Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)      The text of Sections 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 26, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 36 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Second Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

5)     The text of Sections 9.1(c) of Article IX is hereby amended by deleting in its entirety:

(c) In the event that the Corporation has not consummated an initial Business Combination within 18 months from the date of the closing of the Offering, upon the Sponsor’s request, the Corporation may extend the period of time to consummate a Business Combination up to two times without stockholder approval, each for an additional three months, for an aggregate of 6 additional months, provided that (i) an aggregate amount of $1,000 from the Company’s working capital shall be deposited into the Trust Account for each such extension that the Company determines to implement and will be used to fund the redemption of the Offering Shares in accordance with Section 9.2. and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.

Annex A-2

IN WITNESS WHEREOF, Relativity Acquisition Corp. has caused this Amendment to the Third Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this            day of [_____], 2024.

Relativity Acquisition Corp.
By:
Name:	Tarek Tabsh
Title:	Chief Executive Officer

Annex A-3

ANNEX B

PROPOSED AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS FIRST AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made and entered into as of January [    ], 2024, by and between Relativity Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Trust Agreement (as defined below).

WHEREAS, the Company and the Trustee entered into that certain Investment Management Trust Agreement, dated as of February 10, 2022 (the “Original Trust Agreement”);

WHEREAS, Section 6(c) of the Original Trust Agreement provides that any provision (except for Sections 1(i), 2(f) or Exhibit A thereof) of the Original Trust Agreement may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the Company and the Trustee;

WHEREAS, at a special meeting of the Company held on February [    ], 2024, the Company’s stockholders approved a proposal to amend the Trust Agreement requiring the Trustee to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank; and

WHEREAS, each of the Company and the Trustee desire to amend the Original Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

I.           Amendments to Trust Agreement.

(a)         Sections 1(c) of the Original Trust Agreement are hereby amended and restated to read in their entirety as follows:

1.    Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(c) In a timely manner, upon the written instruction of the Company, i) hold funds uninvested, ii) hold funds in an interest-bearing bank demand deposit account at a bank, or iii) invest and reinvest the Property in solely United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder and while invested or uninvested, the Trustee may earn bank credits or other consideration.

II.         Entire Agreement.

The parties hereto agree that except as provided in this Amendment, the Original Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment forms an integral and inseparable part of the Original Trust Agreement.

Signatures on following page.

Annex B-1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Trustee
By:
Name:
Title:
RELATIVITY ACQUISITION CORP.
By:
Name:	Tarek Tabsh
Title:	Chief Executive Officer

Annex B-2

RELATIVITY ACQUISITION CORP.
c/o 3753 Howard Hughes Pkwy
Suite 200
Las Vegas, NV 89169

SPECIAL MEETING OF STOCKHOLDERS
FEBRUARY 13, 2024
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

RELATIVITY ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 13, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated January 31, 2024, (the “Proxy Statement”) in connection with the special meeting of stockholders of Relativity Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 10:00 a.m. Eastern time on February 13, 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Tarek Tabsh and Steven Berg, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE SECOND EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on February 13, 2024:

The notice of meeting and the accompanying Proxy Statement are available at
https://www.cstproxy.com/relativityacquisition/2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example
Proposal 1 — Second Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the Company’s third amended and restated certificate of incorporation, in the form set forth in Annex A to the Proxy Statement to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on February 15, 2022 (the “IPO”), from February 15, 2024 to February 15, 2025 (the “Second Extended Date”), or such earlier date as determined by the Company’s board of directors.

	☐	☐	☐
Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the Company’s investment management trust agreement, dated as of February 10, 2022, by and between the Company and Continental Stock Transfer & Trust Company, requiring Continental Stock Transfer & Trust Company to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank.

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal and Trust Amendment Proposal.

	☐	☐	☐

Date: _______________, 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.